                                                                    EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly  Report of CepTor  Corporation,  (the
"Company") on Form 10-QSB for quarterly period ended June 30, 2005 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
William H.  Pursley,  Chairman of the Board and Chief  Executive  Officer of the
Company,  certify,  pursuant to 18 U.S. C. Section 1350, as adopted  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13 (a) of 15 (d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

August 12, 2005

                               /s/ William H. Pursley
                               --------------------------------
                               William H. Pursley
                               Chairman of the Board and Chief Executive Officer